Exhibit 99.1
News Release

Contact:	Khanya Brann Corporate Communications 301-535-3292 Ryan Brown Investor Relations 779-231-0017
EXELON REPORTS SECOND QUARTER 2026 RESULTS
Earnings Release Highlights
•GAAP net income of $0.39 per share and Adjusted (non-GAAP) operating earnings of $0.43 per share for the second quarter of 2026, in line with expectations
•Affirming full year 2026 Adjusted (non-GAAP) operating earnings guidance range of $2.81-$2.91 per share and operating EPS compounded annual growth near top end of 5-7% from 2025 to 2029
•All utilities projecting top quartile reliability performance, with ComEd and PHI in the top decile
•BGE filed an electric distribution rate case with the Maryland Public Service Commission (MDPSC) in July, requesting the funding of investments and operating costs necessary to maintain a safe and reliable electric system, cost of capital, and storm event recovery
•ACE filed a transmission-connected battery storage proposal with the New Jersey Board of Public Utilities
•Executed ~86% of 2026 planned debt financings, supporting continued investment across the utilities

CHICAGO (July 30, 2026) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the second quarter of 2026.
“At Exelon, we are focused on delivering where it matters most for our customers and communities by providing safe, reliable and affordable energy,” said Exelon President and Chief Executive Officer Calvin Butler. “Our second-quarter results reflect disciplined execution and strong operational performance, keeping us on track to deliver on our financial commitments. As energy demand continues to grow, we remain focused on advancing solutions through The Exelon Promise that strengthen reliability, protect customers, keep bills as low as possible, and create long-term value for the communities we serve. From grid modernization to practical solutions such as storage and virtual power plants, we are helping meet growing energy demand and enabling a more affordable and reliable grid.”
“Exelon delivered second quarter 2026 adjusted operating earnings of $0.43 per share, in line with the expectations we discussed on our first quarter call,” said Exelon Chief Financial Officer Jeanne Jones. “Through the first half of the year, we remain on track to deliver full-year operating earnings of $2.81 to $2.91 per share and annualized earnings growth near the top end of 5% to 7% from 2025 through 2029. With substantial progress on our financing plan, we are well positioned to fund customer-focused
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investments across our utilities and advance additional solutions, such as storage, that support affordability, reliability and resource adequacy.”
Second Quarter 2026
Exelon's GAAP net income for the second quarter of 2026 remained relatively consistent with the prior period at $0.39 per share. Adjusted (non-GAAP) operating earnings for the second quarter of 2026 increased to $0.43 per share from $0.39 per share in the second quarter of 2025. For the reconciliations of GAAP net income to Adjusted (non-GAAP) operating earnings, refer to the tables beginning on page 4.
The GAAP net income and Adjusted (non-GAAP) operating earnings in the second quarter of 2026 primarily reflect:
•Higher utility earnings primarily due to distribution and transmission rates at ComEd and PHI, distribution rates at BGE, absence of customer surcharge credits at PECO, higher allowance for funds used during construction (AFUDC) at ComEd, and favorable weather at PECO. This was partially offset by higher depreciation at PECO and PHI, higher credit loss expense at BGE, and higher interest expense and income taxes at PECO. Note that rate increases are associated with updated recovery rates for costs and investments to serve customers.
•Lower costs at the Exelon holding company due to the lack of Customer Relief Fund contribution and lower income taxes were offset by higher interest expense.
Operating Company Results1
ComEd
ComEd's second quarter of 2026 GAAP net income increased to $249 million from $228 million in the second quarter of 2025. ComEd's Adjusted (non-GAAP) operating earnings for the second quarter of 2026 increased to $249 million from $228 million in the second quarter of 2025, primarily due to an increase in higher distribution and transmission rate base driven by incremental investments to serve customers, driving top quartile reliability and avoiding outage costs, and higher AFUDC. Due to revenue decoupling, ComEd's distribution earnings are not intended to be affected by actual weather or customer usage patterns.
PECO
PECO’s second quarter of 2026 GAAP net income decreased to $119 million from $136 million in the second quarter of 2025. PECO's Adjusted (non-GAAP) operating earnings for the second quarter of 2026 decreased to $130 million from $136 million in the second quarter of 2025, primarily due to an increase in depreciation and interest expense, and higher income taxes due to tax repairs, a portion of which is timing, partially offset by absence of surcharge credits to customers and favorable weather.

___________
1 Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois (and transmission in a small portion of northwestern Indiana); PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.
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BGE
BGE’s second quarter of 2026 GAAP net income remained relatively consistent with the prior period at $55 million in the second quarter of 2025. BGE's Adjusted (non-GAAP) operating earnings for the second quarter of 2026 increased to $70 million from $55 million in the second quarter of 2025, primarily due to approved distribution rates associated with updated recovery of investments to serve customers, driving top quartile reliability and avoiding outage costs, partially offset by an increase in credit loss expense. Due to revenue decoupling, BGE's distribution earnings are not intended to be affected by actual weather or customer usage patterns.
PHI
PHI’s second quarter of 2026 GAAP net income decreased to $109 million from $143 million in the second quarter of 2025. PHI’s Adjusted (non-GAAP) operating earnings for the second quarter of 2026 decreased to $126 million from $144 million in the second quarter of 2025, primarily due to an increase in depreciation, partially offset by approved distribution and transmission rates driven by updated recovery of investments to serve customers, driving top quartile reliability and avoiding outage costs. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not intended to be affected by actual weather or customer usage patterns.
Recent Developments and Second Quarter Highlights
•Dividend: On July 28, 2026, Exelon's Board of Directors declared a regular quarterly dividend of $0.42 per share on Exelon's common stock. The dividend is payable on September 15, 2026, to Exelon shareholders of record as of the close of business on September 4, 2026.
•Rate Case Developments:
◦BGE Maryland Electric Distribution Rate Case: On July 2, 2026, BGE filed an application with the MDPSC to increase its annual electric distribution rates by $156 million, reflecting an ROE of 10.40%. BGE currently expects a decision in the first quarter of 2027, but cannot predict if the MDPSC will approve the application as filed.
•Financing Activities:
◦On May 14, 2026, ComEd issued $1,425 million of its First Mortgage Bonds, consisting of $600 million aggregate principal amount of its First Mortgage Bonds, 4.55% Series due June 1, 2031, and $825 million aggregate principal amount of its First Mortgage Bonds, 5.85% Series due June 1, 2056. ComEd used the proceeds to repay existing indebtedness and for general corporate purposes.
◦On May 22, 2026, BGE issued $925 million of its notes, consisting of $500 million aggregate principal amount of its 5.15% Series notes due June 1, 2033, and $425 million aggregate principal amount of its 6.05% Series notes due June 1, 2056. BGE used the proceeds to repay existing indebtedness and for general corporate purposes.
◦On June 17, 2026, Pepco issued $130 million of its First Mortgage Bonds, 5.74% Series due June 17, 2056. Pepco used the proceeds to repay existing indebtedness and for general corporate purposes.
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Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) operating earnings for the second quarter of 2026 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2026 GAAP net income	$0.39	$396	$249	$119	$55	$109
Cost management charge (net of taxes of $16, $4, $6, and $7, respectively )	0.04	42	—	11	15	17
2026 Adjusted (non-GAAP) operating earnings	$0.43	$438	$249	$130	$70	$126
Adjusted (non-GAAP) operating earnings for the second quarter of 2025 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2025 GAAP net income	$0.39	$391	$228	$136	$55	$143
Income tax-related adjustments (entire amount represents tax expense)	—	1	—	—	—	1
2025 Adjusted (non-GAAP) operating earnings	$0.39	$392	$228	$136	$55	$144
__________
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2026 and 2025 ranged from 24.0% to 29.0%.
Webcast Information
Exelon will discuss second quarter 2026 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at investors.exeloncorp.com/.
About Exelon
Exelon (Nasdaq: EXC) is a Fortune 200 company and one of the nation’s largest utility companies, serving almost 11 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). Exelon's more than 20,000 employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow @Exelon on X and LinkedIn.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) operating earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) operating earnings exclude certain costs, expenses,
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gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) operating earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) operating earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP net income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) operating earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: investors.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on July 30, 2026.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient power generation resources to meet actual or forecasted demand or disruptions at generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of any Registrant’s credit ratings or other failure to satisfy the credit standards in the Registrants’ agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.
New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed with respect to Exelon, ComEd, PECO, BGE, Pepco Holdings LLC (PHI), Pepco, DPL, and ACE (Registrants) in the Registrants' most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Registrants from time to time with the SEC.
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Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.
Exelon uses its corporate website, www.exeloncorp.com, investor relations website, investors.exeloncorp.com, and social media channels to communicate with Exelon's investors and the public about the Registrants and other matters. Exelon's posts through these channels may be deemed material. Accordingly, Exelon encourages investors and others interested in the Registrants to routinely monitor these channels, in addition to following the Registrants' press releases, Securities and Exchange Commission filings and public conference calls and webcasts. The contents of Exelon's websites and social media channels are not, however, incorporated by reference into this press release.
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Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended June 30, 2026
Operating revenues	$1,985	$1,062	$1,218	$1,712	$(10)	$5,967
Operating expenses
Purchased power and fuel	579	389	545	698	—	2,211
Operating and maintenance	449	300	293	395	(51)	1,386
Depreciation and amortization	416	125	166	245	16	968
Taxes other than income taxes	107	62	96	145	13	423
Total operating expenses	1,551	876	1,100	1,483	(22)	4,988
Gain on sale of assets	—	—	—	—	—	—
Operating income	434	186	118	229	12	979
Other income and (deductions)
Interest expense, net	(143)	(72)	(68)	(108)	(183)	(574)
Other, net	41	13	22	20	(6)	90
Total other income and (deductions)	(102)	(59)	(46)	(88)	(189)	(484)
Income (loss) before income taxes	332	127	72	141	(177)	495
Income taxes	83	8	17	32	(41)	99
Net income (loss) attributable to common shareholders	$249	$119	$55	$109	$(136)	$396

Three Months Ended June 30, 2025
Operating revenues	$1,836	$1,000	$1,029	$1,579	$(17)	$5,427
Operating expenses
Purchased power and fuel	550	339	406	601	—	1,896
Operating and maintenance	422	305	264	340	(10)	1,321
Depreciation and amortization	387	112	154	233	16	902
Taxes other than income taxes	97	54	85	136	11	383
Total operating expenses	1,456	810	909	1,310	17	4,502
Gain on sale of assets	—	—	—	2	—	2
Operating income (loss)	380	190	120	271	(34)	927
Other income and (deductions)
Interest expense, net	(131)	(60)	(61)	(103)	(176)	(531)
Other, net	31	10	11	17	(4)	65
Total other income and (deductions)	(100)	(50)	(50)	(86)	(180)	(466)
Income (loss) before income taxes	280	140	70	185	(214)	461
Income taxes	52	4	15	42	(43)	70
Net income (loss) attributable to common shareholders	$228	$136	$55	$143	$(171)	$391

Change in net income (loss) from 2025 to 2026	$21	$(17)	$—	$(34)	$35	$5

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Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Six Months Ended June 30, 2026
Operating revenues	$3,898	$2,554	$3,046	$3,742	$(31)	$13,209
Operating expenses
Purchased power and fuel	1,031	1,001	1,353	1,602	—	4,987
Operating and maintenance	886	636	619	820	(109)	2,852
Depreciation and amortization	820	247	334	491	28	1,920
Taxes other than income taxes	212	131	200	296	27	866
Total operating expenses	2,949	2,015	2,506	3,209	(54)	10,625
Gain on sale of assets	—	—	—	—	—	—
Operating income	949	539	540	533	23	2,584
Other income and (deductions)
Interest expense, net	(279)	(144)	(129)	(215)	(361)	(1,128)
Other, net	73	25	38	39	(16)	159
Total other income and (deductions)	(206)	(119)	(91)	(176)	(377)	(969)
Income (loss) before income taxes	743	420	449	357	(354)	1,615
Income taxes	184	23	96	79	(82)	300
Net income (loss) attributable to common shareholders	$559	$397	$353	$278	$(272)	$1,315

Six Months Ended June 30, 2025
Operating revenues	$3,901	$2,333	$2,583	$3,357	$(33)	$12,141
Operating expenses
Purchased power and fuel	1,239	841	1,016	1,322	—	4,418
Operating and maintenance	845	631	568	689	(65)	2,668
Depreciation and amortization	767	221	318	467	32	1,805
Taxes other than income taxes	196	115	181	276	20	788
Total operating expenses	3,047	1,808	2,083	2,754	(13)	9,679
Gain on sale of assets	—	—	—	1	—	1
Operating income (loss)	854	525	500	604	(20)	2,463
Other income and (deductions)
Interest expense, net	(260)	(124)	(120)	(203)	(333)	(1,040)
Other, net	53	18	20	35	(9)	117
Total other income and (deductions)	(207)	(106)	(100)	(168)	(342)	(923)
Income (loss) before income taxes	647	419	400	436	(362)	1,540
Income taxes	117	17	85	99	(78)	240
Net income (loss) attributable to common shareholders	$530	$402	$315	$337	$(284)	$1,300

Change in net income (loss) from 2025 to 2026	$29	$(5)	$38	$(59)	$12	$15
__________
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	June 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$1,813	$626
Restricted cash and cash equivalents	608	525
Accounts receivable
Customer accounts receivable	3,567	3,732
Customer allowance for credit losses	(508)	(435)
Customer accounts receivable, net	3,059	3,297
Other accounts receivable	1,294	1,879
Other allowance for credit losses	(94)	(94)
Other accounts receivable, net	1,200	1,785
Inventories, net
Fossil fuel	62	88
Materials and supplies	832	780
Regulatory assets	1,352	1,359
Prepaid renewable energy credits	381	563
Other	490	523
Total current assets	9,797	9,546
Property, plant, and equipment, net	87,123	84,318
Deferred debits and other assets
Regulatory assets	9,412	9,214
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	5,280	4,755
Investments	327	312
Other	1,936	1,795
Total deferred debits and other assets	23,585	22,706
Total assets	$120,505	$116,570

	June 30, 2026	December 31, 2025
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,243	$612
Long-term debt due within one year	727	1,665
Accounts payable	3,475	3,721
Accrued expenses	1,447	1,582
Payables to affiliates	5	5
Customer deposits	589	533
Regulatory liabilities	573	1,128
Mark-to-market derivative liabilities	23	30
Unamortized energy contract liabilities	4	5
Renewable energy credit obligations	332	473
Other	590	577
Total current liabilities	9,008	10,331
Long-term debt	50,313	47,413
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	14,348	13,715
Regulatory liabilities	11,727	11,016
Pension obligations	1,429	1,749
Non-pension postretirement benefit obligations	564	546
Asset retirement obligations	322	321
Mark-to-market derivative liabilities	105	106
Unamortized energy contract liabilities	14	16
Other	2,587	2,169
Total deferred credits and other liabilities	31,096	29,638
Total liabilities	90,807	87,772
Commitments and contingencies
Shareholders’ equity
Common stock	22,540	22,106
Treasury stock, at cost	(123)	(123)
Retained earnings	8,031	7,577
Accumulated other comprehensive loss, net	(750)	(762)
Total shareholders’ equity	29,698	28,798
Total liabilities and shareholders’ equity	$120,505	$116,570

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities
Net income	$1,315	$1,300
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion	1,921	1,806
Deferred income taxes and amortization of investment tax credits	432	165
Net fair value changes related to derivatives	—	3
Other non-cash operating activities	464	734
Changes in assets and liabilities:
Accounts receivable	787	(460)
Inventories	(29)	(20)
Accounts payable and accrued expenses	(210)	(38)
Collateral received, net	72	14
Income taxes	(140)	(3)
Regulatory assets and liabilities, net	(874)	(294)
Pension and non-pension postretirement benefit contributions	(356)	(302)
Other assets and liabilities	287	(194)
Net cash flows provided by operating activities	3,669	2,711
Cash flows from investing activities
Capital expenditures	(4,558)	(3,959)
Proceeds from sales of assets	—	2
Other investing activities	(2)	(5)
Net cash flows used in investing activities	(4,560)	(3,962)
Cash flows from financing activities
Changes in short-term borrowings	131	(750)
Proceeds from short-term borrowings with maturities greater than 90 days	500	—
Issuance of long-term debt	3,600	3,800
Retirement of long-term debt	(1,600)	(807)
Issuance of common stock	382	173
Dividends paid on common stock	(860)	(808)
Proceeds from employee stock plans	24	11
Other financing activities	(57)	(56)
Net cash flows provided by financing activities	2,120	1,563
Increase in cash, restricted cash, and cash equivalents	1,229	312
Cash, restricted cash, and cash equivalents at beginning of period	1,201	939
Cash, restricted cash, and cash equivalents at end of period	$2,430	$1,251

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended June 30, 2026 and 2025
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2025 GAAP net income (loss)	$0.39	$228		$136		$55		$143		$(171)	$391
Income tax-related adjustments (entire amount represents tax expense) (1)	—	—		—		—		1		—	1
2025 Adjusted (non-GAAP) operating earnings (loss)	$0.39	$228		$136		$55		$144		$(171)	$392

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$—	$—	(b)	$4		$—	(b)	$—	(b)	$—	$4
Load	(0.01)	—	(b)	(5)		—	(b)	(1)	(b)	—	(6)
Distribution and transmission rates (2)	0.04	17	(c)	(2)	(c)	12	(c)	14	(c)	—	41
Other energy delivery (3)	0.06	51	(c)	11	(c)	1	(c)	1	(c)	—	64
Operating and maintenance expense (4)	0.03	(19)		14		13		(11)		38	35
Depreciation and amortization expense (5)	(0.05)	(21)		(10)		(6)		(12)		1	(48)
Interest expense and other (6)	(0.04)	(7)		(18)		(5)		(9)		(4)	(43)
Total year over year effects on Adjusted (non-GAAP) Operating Earnings	$0.04	$21		$(6)		$15		$(18)		$35	$46

2026 GAAP net income (loss)	$0.39	$249		$119		$55		$109		$(136)	$396
Cost management program (net of taxes of $4, $6, $7, and $16, respectively) (7)	0.04	—		11		15		17		—	42
2026 Adjusted (non-GAAP) operating earnings (loss)	$0.43	$249		$130		$70		$126		$(136)	$438
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2026 and 2025 ranged from 24.0% to 29.0%.

(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For transmission formula rates and various riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure, and ROE (which impact net earnings).
(1)Reflects the adjustment to state deferred income taxes due to changes in forecasted apportionment.
(2)For ComEd, reflects higher distribution and transmission rate base. For BGE, reflects increased distribution revenue due to approved rates. For PHI, reflects increased distribution and transmission revenue due to approved rates.
(3)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs. For PECO, reflects the absence of electric surcharge credits to customers recognized in 2025.
(4)Represents Operating and maintenance expense. For Corporate, reflects the absence of the Customer Relief Fund contribution recorded in the prior period.
(5)Across all utilities, reflects ongoing capital expenditures and regulatory asset amortization.
(6)For ComEd, reflects an increase in interest expense, offset by an increase in AFUDC. For PECO, reflects an increase in interest expense and income tax expense due to tax repairs, a portion of which is timing. For Corporate, reflects an increase in interest expense offset by a decrease in income tax expense due to timing.
(7)Primarily represents severance costs related to cost management program.

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Six Months Ended June 30, 2026 and 2025
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2025 GAAP net income (loss)	$1.29	$530		$402		$315		$337		$(284)	$1,300
Change in FERC audit liability (net of taxes of $1)	—	2		—		—		—		—	2
Cost management program (net of taxes of $0) (1)	—	—		(1)		—		—		—	(1)
Income tax-related adjustments (entire amount represents tax expense) (2)	—	—		—		—		1		—	1
Regulatory matters (net of taxes of $7) (3)	0.02	21		—		—		—		1	22
2025 Adjusted (non-GAAP) operating earnings (loss)	$1.31	$553		$401		$315		$338		$(283)	$1,324

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.02	$—	(b)	$16		$—	(b)	$3	(b)	$—	$19
Load	(0.01)	—	(b)	(6)		—	(b)	—	(b)	—	(6)
Distribution and transmission rates (4)	0.10	32	(c)	4	(c)	40	(c)	27	(c)	—	103
Other energy delivery (5)	0.11	68	(c)	23	(c)	14	(c)	7	(c)	—	112
Operating and maintenance expense (6)	(0.02)	(50)		7		16		(28)		39	(16)
Depreciation and amortization expense (7)	(0.09)	(38)		(20)		(14)		(23)		4	(91)
Interest expense and other (8)	(0.07)	(6)		(17)		(3)		(18)		(32)	(76)
Total year over year effects on Adjusted (non-GAAP) operating earnings	$0.02	$6		$7		$53		$(32)		$11	$44

2026 GAAP net income (loss)	$1.28	$559		$397		$353		$278		$(272)	$1,315
Cost management program (net of taxes of $4, $6, $7, and $16, respectively) (1)	0.04	—		11		15		17		—	42
Regulatory matters (net of taxes of $4) (3)	0.01	—		—		—		11		—	11
2026 Adjusted (non-GAAP) operating earnings (loss)	$1.33	$559		$408		$368		$306		$(272)	$1,368
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2026 and 2025 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For transmission formula rates and various riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure, and ROE (which impact net earnings).
(1)Primarily represents severance costs related to cost management program.
(2)Reflects the adjustment to state deferred income taxes due to changes in forecasted apportionment.
(3)Represents the disallowance of certain capitalized costs.
(4)For ComEd, reflects higher distribution and transmission rate base. For BGE, reflects increased distribution revenue due to approved rates. For PHI, reflects increased distribution and transmission revenue due to approved rates.
(5)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs, offset by decreased electric distribution revenues due to timing of distribution earnings. For PECO, reflects the absence of electric surcharge credits to customers recognized in 2025. For PHI, reflects higher distribution and transmission revenues due to higher fully recoverable costs.
(6)Represents Operating and maintenance expense. For PHI, reflects unfavorable impacts of the Pepco Maryland multi-year plan reconciliation. For Corporate, reflects the absence of the Customer Relief Fund contribution recorded in the prior period.
(7)Across all utilities, reflects ongoing capital expenditures and regulatory asset amortization.
(8)For ComEd, reflects an increase in interest expense, offset by an increase in AFUDC. For PECO, PHI, and Corporate, reflects an increase in interest expense.

ComEd Statistics
Three Months Ended June 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	6,010	6,553	(8.3)%	1.0%	$1,101	$1,094	0.6%
Small commercial & industrial	6,815	6,920	(1.5)%	—%	527	553	(4.7)%
Large commercial & industrial	7,637	6,731	13.5%	6.1%	131	177	(26.0)%
Public authorities & electric railroads	196	166	18.1%	15.6%	12	12	—%
Other(b)	—	—	n/a	n/a	255	224	13.8%
Total electric revenues(c)	20,658	20,370	1.4%	2.5%	2,026	2,060	(1.7)%
Other Revenues(d)					(41)	(224)	(81.7)%
Total electric revenues					$1,985	$1,836	8.1%
Purchased Power					$579	$550	5.3%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	560	676	697	(17.2)%	(19.7)%
Cooling Degree-Days	259	330	266	(21.5)%	(2.6)%

Six Months Ended June 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	12,570	13,227	(5.0)%	0.2%	$2,126	$2,087	1.9%
Small commercial & industrial	14,133	14,279	(1.0)%	—%	1,011	1,153	(12.3)%
Large commercial & industrial	14,599	13,734	6.3%	2.4%	251	472	(46.8)%
Public authorities & electric railroads	440	444	(0.9)%	0.2%	23	29	(20.7)%
Other(b)	—	—	n/a	n/a	504	461	9.3%
Total electric revenues(c)	41,742	41,684	0.1%	0.9%	3,915	4,202	(6.8)%
Other Revenues(d)					(17)	(301)	(94.4)%
Total electric revenues					$3,898	$3,901	(0.1)%
Purchased Power					$1,031	$1,239	(16.8)%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	3,428	3,661	3,750	(6.4)%	(8.6)%
Cooling Degree-Days	260	330	266	(21.2)%	(2.3)%

Number of Electric Customers	2026	2025
Residential	3,779,015	3,758,791
Small commercial & industrial	397,129	397,795
Large commercial & industrial	1,970	1,922
Public authorities & electric railroads	5,795	5,789
Total	4,183,909	4,164,297
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $10 million for the three months ended June 30, 2026 and 2025, respectively, and $13 million and $17 million for the six months ended June 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended June 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	3,042	3,030	0.4%	(1.8)%	$601	$555	8.3%
Small commercial & industrial	1,742	1,832	(4.9)%	(3.6)%	157	155	1.3%
Large commercial & industrial	3,426	3,314	3.4%	2.4%	85	75	13.3%
Public authorities & electric railroads	157	163	(3.7)%	(3.6)%	9	10	(10.0)%
Other(b)	—	—	n/a	n/a	77	77	—%
Total electric revenues(c)	8,367	8,339	0.3%	(0.5)%	929	872	6.5%
Other Revenues(d)					12	8	50.0%
Total Electric Revenues					941	880	6.9%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	4,525	4,571	(1.0)%	1.9%	84	79	6.3%
Small commercial & industrial	3,072	3,398	(9.6)%	(9.0)%	29	31	(6.5)%
Large commercial & industrial	1	2	(50.0)%	2.3%	—	—	n/a
Transportation	6,578	5,436	21.0%	25.6%	6	8	(25.0)%
Other(f)	—	—	n/a	n/a	1	2	(50.0)%
Total natural gas revenues(g)	14,176	13,407	5.7%	8.1%	120	120	—%
Other Revenues(d)					1	—	n/a
Total Natural Gas Revenues					121	120	0.8%
Total Electric and Natural Gas Revenues					$1,062	$1,000	6.2%
Purchased Power and Fuel					$389	$339	14.7%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	321	333	415	(3.6)%	(22.7)%
Cooling Degree-Days	526	425	387	23.8%	35.9%

Six Months Ended June 30, 2026

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,994	6,889	1.5%	(0.7)%	$1,326	$1,186	11.8%
Small commercial & industrial	3,752	3,778	(0.7)%	(1.2)%	329	317	3.8%
Large commercial & industrial	6,558	6,739	(2.7)%	(3.9)%	172	159	8.2%
Public authorities & electric railroads	333	352	(5.4)%	(5.4)%	17	18	(5.6)%
Other(b)	—	—	n/a	n/a	154	153	0.7%
Total electric revenues(c)	17,637	17,758	(0.7)%	(2.1)%	1,998	1,833	9.0%
Other Revenues(d)					25	3	733.3%
Total electric revenues					2,023	1,836	10.2%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	26,961	26,405	2.1%	(-0.4)%	369	346	6.6%
Small commercial & industrial	14,423	13,803	4.5%	2.3%	125	117	6.8%
Large commercial & industrial	(9)	14	(164.3)%	(10.5)%	—	—	n/a
Transportation	13,720	12,678	8.2%	9.2%	26	21	23.8%
Other(f)	—	—	n/a	n/a	9	12	(25.0)%
Total natural gas revenues(g)	55,095	52,900	4.1%	2.5%	529	496	6.7%
Other Revenues(d)					2	1	100.0%
Total natural gas revenues					531	497	6.8%
Total electric and natural gas revenues					$2,554	$2,333	9.5%
Purchased Power and Fuel					$1,001	$841	19.0%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,720	2,684	2,774	1.3%	(1.9)%
Cooling Degree-Days	536	426	388	25.8%	38.1%

Number of Electric Customers	2026	2025	Number of Natural Gas Customers	2026	2025
Residential	1,540,384	1,538,280	Residential	511,121	509,671
Small commercial & industrial	154,463	154,977	Small commercial & industrial	44,494	44,646
Large commercial & industrial	3,141	3,155	Large commercial & industrial	7	7
Public authorities & electric railroads	10,133	10,343	Transportation	605	623
Total	1,708,121	1,706,755	Total	556,227	554,947
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $3 million for the three months ended June 30, 2026 and 2025, respectively, and $6 million and $5 million for the six months ended June 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million and less than $1 million for the three months ended June 30, 2026 and 2025, respectively, and $1 million for both six months ended June 30, 2026 and 2025.

BGE Statistics
Three Months Ended June 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,725	2,701	0.9%	0.6%	$641	$497	29.0%
Small commercial & industrial	615	624	(1.4)%	—%	108	90	20.0%
Large commercial & industrial	3,178	3,229	(1.6)%	(0.6)%	161	140	15.0%
Public authorities & electric railroads	48	49	(2.0)%	(1.6)%	8	8	—%
Other(b)	—	—	n/a	n/a	121	118	2.5%
Total electric revenues(c)	6,566	6,603	(0.6)%	(0.1)%	1,039	853	21.8%
Other Revenues(d)					11	(4)	(375.0)%
Total electric revenues					1,050	849	23.7%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	3,981	4,368	(8.9)%	(18.6)%	93	108	(13.9)%
Small commercial & industrial	1,211	1,349	(10.2)%	(15.9)%	17	23	(26.1)%
Large commercial & industrial	8,213	7,943	3.4%	(0.7)%	48	46	4.3%
Other(f)	823	506	62.6%	n/a	7	7	—%
Total natural gas revenues(g)	14,228	14,166	0.4%	(8.4)%	165	184	(10.3)%
Other Revenues(d)					3	(4)	(175.0)%
Total natural gas revenues					168	180	(6.7)%
Total electric and natural gas revenues					$1,218	$1,029	18.4%
Purchased Power and Fuel					$545	$406	34.2%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	420	356	479	18.0%	(12.3)%
Cooling Degree-Days	289	291	266	(0.7)%	8.6%

Six Months Ended June 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,513	6,370	2.2%	(1.9)%	$1,459	$1,145	27.4%
Small commercial & industrial	1,344	1,354	(0.7)%	(2.4)%	238	199	19.6%
Large commercial & industrial	6,390	6,373	0.3%	(0.7)%	342	284	20.4%
Public authorities & electric railroads	96	97	(1.0)%	(1.7)%	17	17	—%
Other(b)	—	—	n/a	n/a	237	230	3.0%
Total electric revenues(c)	14,343	14,194	1.0%	(1.4)%	2,293	1,875	22.3%
Other Revenues(d)					2	(14)	(114.3)%
Total electric revenues					2,295	1,861	23.3%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	25,279	25,239	0.2%	(7.1)%	494	486	1.6%
Small commercial & industrial	6,001	5,917	1.4%	(2.4)%	80	86	(7.0)%
Large commercial & industrial	22,663	22,321	1.5%	(0.8)%	141	142	(0.7)%
Other(f)	4,338	4,351	(0.3)%	n/a	38	31	22.6%
Total natural gas revenues(g)	58,281	57,828	0.8%	(4.0)%	753	745	1.1%
Other Revenues(d)					(2)	(23)	(91.3)%
Total natural gas revenues					751	722	4.0%
Total electric and natural gas revenues					$3,046	$2,583	17.9%
Purchased Power and Fuel					$1,353	$1,016	33.2%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,864	2,659	2,810	7.7%	1.9%
Cooling Degree-Days	303	291	269	4.1%	12.6%

Number of Electric Customers	2026	2025	Number of Natural Gas Customers	2026	2025
Residential	1,230,523	1,219,904	Residential	664,257	660,049
Small commercial & industrial	114,986	115,316	Small commercial & industrial	37,638	37,806
Large commercial & industrial	13,430	13,345	Large commercial & industrial	6,406	6,387
Public authorities & electric railroads	250	257
Total	1,359,189	1,348,822	Total	708,301	704,242
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $1 million for the three months ended June 30, 2026 and 2025, respectively, and $4 million and $3 million for the six months ended June 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2026 and 2025, respectively, and $1 million for both the six months ended June 30, 2026 and 2025, respectively.

Pepco Statistics
Three Months Ended June 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	1,744	1,737	0.4%	(3.5)%	$396	$348	13.8%
Small commercial & industrial	256	269	(4.8)%	(5.7)%	49	48	2.1%
Large commercial & industrial	3,418	3,488	(2.0)%	(2.6)%	321	292	9.9%
Public authorities & electric railroads	180	172	4.7%	4.3%	11	12	(8.3)%
Other(b)	—	—	n/a	n/a	94	91	3.3%
Total electric revenues(c)	5,598	5,666	(1.2)%	(2.8)%	871	791	10.1%
Other Revenues(d)					(12)	(15)	(20.0)%
Total electric revenues					$859	$776	10.7%
Purchased Power					$316	$256	23.4%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	263	218	284	20.6%	(7.4)%
Cooling Degree-Days	575	525	525	9.5%	9.5%
Six Months Ended June 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	4,103	4,073	0.7%	(4.1)%	$902	$772	16.8%
Small commercial & industrial	551	569	(3.2)%	(5.1)%	103	99	4.0%
Large commercial & industrial	6,719	6,827	(1.6)%	(2.7)%	642	581	10.5%
Public authorities & electric railroads	354	332	6.6%	6.0%	21	20	5.0%
Other(b)	—	—	n/a	n/a	188	176	6.8%
Total electric revenues(c)	11,727	11,801	(0.6)%	(3.1)%	1,856	1,648	12.6%
Other Revenues(d)					(7)	(13)	(46.2)%
Total electric revenues					$1,849	$1,635	13.1%
Purchased Power					$727	$574	26.7%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,450	2,205	2,320	11.1%	5.6%
Cooling Degree-Days	591	550	530	7.5%	11.5%

Number of Electric Customers	2026	2025
Residential	887,885	883,151
Small commercial & industrial	54,091	53,952
Large commercial & industrial	23,208	23,175
Public authorities & electric railroads	209	205
Total	965,393	960,483

__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2026 and 2025, respectively, and $4 million for both the six months ended June 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended June 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	1,130	1,090	3.7%	3.9%	$230	$210	9.5%
Small commercial & industrial	570	587	(2.9)%	(2.5)%	66	64	3.1%
Large commercial & industrial	1,019	1,033	(1.4)%	(0.9)%	33	31	6.5%
Public authorities & electric railroads	(14)	11	(227.3)%	(219.7)%	4	5	(20.0)%
Other(b)	—	—	n/a	n/a	78	77	1.3%
Total electric revenues(c)	2,705	2,721	(0.6)%	(0.3)%	411	387	6.2%
Other Revenues(d)					3	1	200.0%
Total electric revenues					414	388	6.7%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	729	803	(9.2)%	(8.8)%	18	17	5.9%
Small commercial & industrial	482	535	(9.9)%	(10.0)%	9	8	12.5%
Large commercial & industrial	400	405	(1.2)%	(1.3)%	1	1	—%
Transportation	1,270	1,282	(0.9)%	(1.3)%	4	4	—%
Other(f)	—	—	n/a	n/a	8	3	166.7%
Total natural gas revenues	2,881	3,025	(4.8)%	(5.1)%	40	33	21.2%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					40	33	21.2%
Total electric and natural gas revenues					$454	$421	7.8%
Purchased Power and Fuel					$195	$172	13.4%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	381	368	427	3.5%	(10.8)%
Cooling Degree-Days	409	406	362	0.7%	13.0%

Natural Gas Service Territory				% Change
Heating Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	376	373	476	0.8%	(21.0)%

Six Months Ended June 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,839	2,735	3.8%	2.4%	$559	$508	10.0%
Small commercial & industrial	1,178	1,173	0.4%	—%	137	128	7.0%
Large commercial & industrial	1,948	1,971	(1.2)%	(1.2)%	64	60	6.7%
Public authorities & electric railroads	(5)	21	(123.8)%	(122.4)%	9	9	—%
Other(b)	—	—	n/a	n/a	153	148	3.4%
Total electric revenues(c)	5,960	5,900	1.0%	0.2%	922	853	8.1%
Other Revenues(d)					(3)	(4)	(25.0)%
Total electric revenues					919	849	8.2%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	5,407	5,393	0.3%	(3.4)%	92	73	26.0%
Small commercial & industrial	2,606	2,502	4.2%	—%	38	28	35.7%
Large commercial & industrial	833	837	(0.5)%	(0.5)%	5	4	25.0%
Transportation	3,297	3,387	(2.7)%	(4.3)%	10	9	11.1%
Other(f)	—	—	n/a	n/a	12	6	100.0%
Total natural gas revenues	12,143	12,119	0.2%	(2.7)%	157	120	30.8%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					157	120	30.8%
Total electric and natural gas revenues					$1,076	$969	11.0%
Purchased Power and Fuel					$483	$419	15.3%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,824	2,722	2,750	3.7%	2.7%
Cooling Degree-Days	418	416	364	0.5%	14.8%

Natural Gas Service Territory				% Change
Heating Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,906	2,771	2,925	4.9%	(0.6)%

Number of Electric Customers	2026	2025	Number of Natural Gas Customers	2026	2025
Residential	496,515	492,999	Residential	131,951	131,332
Small commercial & industrial	65,710	65,177	Small commercial & industrial	10,207	10,146
Large commercial & industrial	1,295	1,253	Large commercial & industrial	14	14
Public authorities & electric railroads	626	628	Transportation	160	161
Total	564,146	560,057	Total	142,332	141,653
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended June 30, 2026 and 2025, and $4 million for both the six months ended June 30, 2026 and 2025.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended June 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	887	942	(5.8)%	(5.9)%	$241	$222	8.6%
Small commercial & industrial	384	381	0.8%	0.2%	65	56	16.1%
Large commercial & industrial	721	734	(1.8)%	(2.0)%	43	47	(8.5)%
Public authorities & electric railroads	10	10	—%	1.0%	5	5	—%
Other(b)	—	—	n/a	n/a	58	67	(13.4)%
Total electric revenues(c)	2,002	2,067	(3.1)%	(3.3)%	412	397	3.8%
Other Revenues(d)					(11)	(13)	(15.4)%
Total electric revenues					$401	$384	4.4%
Purchased Power					$187	$173	8.1%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	496	432	509	14.8%	(2.6)%
Cooling Degree-Days	391	338	312	15.7%	25.3%
Six Months Ended June 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	1,842	1,844	(0.1)%	(1.2)%	$499	$418	19.4%
Small commercial & industrial	788	771	2.2%	1.6%	133	111	19.8%
Large commercial & industrial	1,409	1,447	(2.6)%	(2.8)%	87	97	(10.3)%
Public authorities & electric railroads	22	23	(4.3)%	(4.2)%	10	10	—%
Other(b)	—	—	n/a	n/a	122	134	(9.0)%
Total electric revenues(c)	4,061	4,085	(0.6)%	(1.2)%	851	770	10.5%
Other Revenues(d)					(29)	(13)	n/a
Total electric revenues					$822	$757	8.6%
Purchased Power					$392	$329	19.1%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	3,039	2,840	2,895	7.0%	5.0%
Cooling Degree-Days	394	338	313	16.6%	25.9%

Number of Electric Customers	2026	2025
Residential	511,568	508,775
Small commercial & industrial	63,070	62,817
Large commercial & industrial	2,665	2,803
Public authorities & electric railroads	767	729
Total	578,070	575,124
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million and less than $1 million for the three months ended June 30, 2026 and 2025, respectively, and $2 million and $1 million for the six months ended June 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs.